EXHIBIT 2

Directors and Executive Officers of the Reporting Persons

Cargill, Incorporated

(a)           Richard H. Anderson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Austen S. Cargill, II
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           James R. Cargill
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Arthur D. Collins, Jr.
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Paul D. Conway
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Senior Vice President
(d)           Citizen of the United Kingdom

(a)           S. Curtis Johnson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Richard M. Kovacevich
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           David M. Larson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Executive Vice President
(d)           US Citizen

(a)           David W. MacLennan
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Senior Vice President, Chief Financial Officer
(d)           US Citizen

(a)           David D. MacMillan
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           John C. MacMillan
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           William B. MacMillan
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Gregory R. Page
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Chairman, Chief Executive Officer and President
(d)           US Citizen

(a)           David W. Raisbeck
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Vice Chairman
(d)           US Citizen

(a)           Lucy C. MacMillan Stitzer
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Michael W. Wright
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Patrick E. Bowe
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           William A. Buckner
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Senior Vice President
(d)           Citizen of Canada

(a)           Ronald L. Christenson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President and Chief Technology Officer
(d)           US Citizen

(a)           Steven C. Euller
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President, General Counsel and Corporate Secretary
(d)           US Citizen

(a)           Richard D. Frasch
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Senior Vice President
(d)           US Citizen
Mr. Frasch is a party to restricted stock unit award agreements with Mosaic with respect to 1,054 and 2,327 Mosaic restricted stock units that vest on October 12, 2010 and October 9, 2011, respectively. These award agreements were entered into pursuant to The Mosaic Company 2004 Omnibus Stock and Incentive Plan.

(a)           John E. Geisler
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           Todd B. Hall
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           James N. Haymaker
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           Rita J. Heise
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President, Information Technology
(d)           US Citizen

(a)           Galen G. Johnson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President and Controller
(d)           US Citizen
Mr. Johnson is the beneficial owner of, and has sole voting and dispositive power over 1000 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic.  His wife also owns a 50% share in a joint trust account that holds 1000 shares of Mosaic.

(a)           Emery N. Koenig
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           Christopher P. Mallett
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President, Research and Development
(d)           Citizen of the United Kingdom

(a)           Jayme D. Olson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President and Treasurer
(d)           US Citizen

(a)           K. Scott Portnoy
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           Bonnie E. Raquet
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President, Corporate Affairs
(d)           US Citizen
Ms. Raquet is the beneficial owner of, and has sole voting and dispositive power over, 500 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic.

(a)           Jerry R. Rose
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           Lee B. Skold
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen
Mr. Skold is the beneficial owner of, and has sole voting and dispositive power over 9045 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic.

(a)           R. Wayne Teddy
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President
(d)           US Citizen

(a)           Petrus Vrijsen
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Corporate Vice President, Human Resources
(d)           Dutch Citizen
Mr. Vrijsen is the beneficial owner of, and has sole voting and dispositive power over 2000 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic.

GNS I (U.S.) Corp.

(a)           Richard D. Frasch
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Chief Executive Officer, President and Treasurer
(d)           US Citizen
Mr. Frasch is a party to restricted stock unit award agreements with Mosaic with respect to 1,054 and 2,327 Mosaic restricted stock units that vest on October 12, 2010 and October 9, 2011, respectively. These award agreements were entered into pursuant to The Mosaic Company 2004 Omnibus Stock and Incentive Plan.

(a)           Patrice H. Halbach
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Vice President
(d)           US Citizen

(a)           Linda L. Cutler
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Vice President
(d)           US Citizen

(a)           Jeanne Y. Smith
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Secretary
(d)           US Citizen

(a)           Lillian I. Lundeen
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           Carolyn J. Brue
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           James R. Clemens
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           Jay A. Kroese
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           Jayme D. Olson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Treasurer
(d)           US Citizen

Cargill Fertilizer, Inc.

(a)           Richard D. Frasch
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Chief Executive Officer and President
(d)           US Citizen
Mr. Frasch is a party to restricted stock unit award agreements with Mosaic with respect to 1,054 and 2,327 Mosaic restricted stock units that vest on October 12, 2010 and October 9, 2011, respectively. These award agreements were entered into pursuant to The Mosaic Company 2004 Omnibus Stock and Incentive Plan.

(a)           Linda L. Cutler
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director, Vice President
(d)           US Citizen

(a)           Galen G. Johnson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen
Mr. Johnson is the beneficial owner of, and has sole voting and dispositive power over 1000 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic. His wife also owns a 50% share in a joint trust account that holds 1000 shares of Mosaic.

(a)           K. Scott Portnoy
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           R. Wayne Teddy
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Director
(d)           US Citizen

(a)           Linda L. Cutler
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Vice President
(d)           US Citizen

(a)           Patrice H. Halbach
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Vice President
(d)           US Citizen

(a)           Jeanne Y. Smith
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           Lillian I. Lundeen
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           Jay A. Kroese
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           James R. Clemens
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           Carolyn J. Brue
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Secretary
(d)           US Citizen

(a)           Jayme D. Olson
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Treasurer
(d)           US Citizen

(a)           Daryl L. Wikstrom
(b)           15615 McGinty Road West, Wayzata, MN 55391
(c)           Assistant Treasurer
(d)           US Citizen